MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                      People's Bank Credit Card Master Trust

                  For the December 10, 1996 Determination Date

                      For the November 1996 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended, (the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
    This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2.  People's Bank is Servicer under the Pooling and Servicing Agreement.

3.  The undersigned is a Servicing Officer.

4. The date of this Certificate is December 10, 1996, which is a Determination Date under the Pooling and Servicing Agreement.

5.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 5(a) plus 5(b)) was equal to....$  232,993,575.06

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") was equal to................$   29,519,352.54

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of
    Principal Receivables") was equal to.....................$  203,474,222.52

6.  The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to....................$2,180,840,579.58

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                                     "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the Pooling and Servicing Agreement, is equal to.........$  661,515,072.34

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th Day of December 1996.

PEOPLE'S BANK
Servicer

By : /s/Lisa Brooks
     Name:  Lisa Brooks
     Title:    Manager


                                                     Schedule  -  to Monthly
                                                     Servicer's Certificate
                                  PEOPLE'S BANK

            People's Bank Credit Card Master Trust, Series 1993-1

                 For the December 10, 1996 Determination Date

                      For the November 1996 Monthly Period

1.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 1(a) plus 1(b)) was equal to....$   18,416,511.97

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1993-1 was equal
    to.......................................................$      219,990.82

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") allocated to Series 1993-1 was equal
    to.......................................................$   18,196,521.15

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1993-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1993-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to.......................................................$   16,886,657.49

3.  (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1993-1, as of the end of the last day of the
    preceding Monthly Period was equal to....................$   16,666,666.67

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be..................................................$   16,666,666.67

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1993-1 as of the end of the last day of the preceding
    Monthly Period was equal to..............................$            0.00

5.  The aggregate amount of drawings required to be made under the Surety
    Bond pursuant to Section 4.6 or 4.11 on the Determination Date in the
    current calendar month is equal to.......................$            0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1993-1 on the next succeeding Transfer
    Date is equal to.........................................$        5,732.52

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to.....................$            0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1993-1 on the Distribution Date in the current Monthly Period is equal to:

      Payable in respect of principal........................$   16,666,666.67
      Payable in respect of interest.........................$       66,666.67
       Total.................................................$   16,733,333.34

8.  No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1994-1

                 For the December 10, 1996 Determination Date

                      For the November 1996 Monthly Period

1.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 1(a) plus 1(b)) was equal to....$   20,176,438.50

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") allocated to Series 1994-1 was equal
    to.......................................................$    1,979,917.34

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1994-1 was equal to....$   18,196,521.15

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1994-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1994-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to.......................................................$   18,646,584.01

3.  (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1994-1, as of the end of the last day of the
    preceding Monthly Period was equal to....................$   16,666,666.67

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be..................................................$   16,666,666.67

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1994-1 as of the end of the last day of the preceding
    Monthly Period was equal to..............................$            0.00

5.  The aggregate amount of drawings required to be made under the Surety
    Bond pursuant to Section 4.6 or 4.11 on the Determination Date in the
    current calendar month is equal to.......................$            0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1994-1 on the next succeeding Transfer
    Date is equal to.........................................$       51,592.38

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to.....................$            0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1994-1 on the Distribution Date in the current Monthly Period is equal to:

       Payable in respect of principal.......................$   16,666,666.67
       Payable in respect of interest........................$      637,500.00
         Total...............................................$   17,304,166.67

8.  No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1994-2

                 For the December 10, 1996 Determination Date

                      For the November 1996 Monthly Period

1.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 1(a) plus 1(b)) was equal to....$   41,672,821.90

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") allocated to Series 1994-2 was equal
    to.......................................................$    5,279,779.59

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1994-2 was equal to....$   36,393,042.31

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1994-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1994-2 as of the Transfer Date relating to the preceding Monthly Period was equal
    to.......................................................$    5,279,779.59

3.  (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1994-2, as of the end of the last day of the
    preceding Monthly Period was equal to....................$            0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be..................................................$            0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1994-2 as of the end of the last day of the preceding
    Monthly Period was equal to..............................$            0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to...................$            0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1994-2 on the next succeeding Transfer
    Date is equal to.........................................$      137,579.70

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to.....................$            0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1994-2 on the Distribution Date in the current Monthly Period is equal to:

      Class A Certificateholders
      Payable in respect of principal........................$            0.00
      Payable in respect of interest.........................$    1,807,902.78
      Total..................................................$    1,807,902.78

      Class B Certificateholders
      Payable in respect of principal........................$            0.00
      Payable in respect of interest.........................$       99,458.33
      Total..................................................$       99,458.33

8.   No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

            People's Bank Credit Card Master Trust, Series 1995-1

                 For the December 10, 1996 Determination Date

                      For the November 1996 Monthly Period

1.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 1(a) plus 1(b)) was equal to....$   41,672,821.90

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") allocated to Series 1995-1 was equal
    to.......................................................$    5,279,779.59

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") allocated to Series 1995-1 was equal
    to.......................................................$   36,393,042.31

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1995-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1995-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to.......................................................$    5,279,779.59

3.  (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly
    Period and allocated to Series 1995-1, as of the end of the last day
    of the preceding Monthly Period was equal to.............$            0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be..................................................$            0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1995-1 as of the end of the last day of the preceding
    Monthly Period was equal to..............................$            0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to...................$            0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1995-1 on the next succeeding Transfer
    Date is equal to.........................................$      137,579.70

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to.....................$            0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1995-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal..........................$            0.00
    Payable in respect of interest...........................$    1,824,263.89
    Total....................................................$    1,824,263.89

    Class B Certificateholders
    Payable in respect of principal..........................$            0.00
    Payable in respect of interest...........................$       98,597.22
    Total....................................................$       98,597.22

8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1996-1

                 For the December 10, 1996 Determination Date

                      For the November 1996 Monthly Period

1.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 1(a) plus 1(b)) was equal to....$   23,476,300.74

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") allocated to Series 1996-1 was equal
    to.......................................................$    5,279,779.59

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") allocated to Series 1996-1 was equal
    to.......................................................$   18,196,521.15

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1996-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1996-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to.......................................................$    5,279,779.59

3.  (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1996-1, as of the end of the last day of the
    preceding Monthly Period was equal to....................$            0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be..................................................$            0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1996-1 as of the end of the last day of the preceding
    Monthly Period was equal to..............................$            0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to...................$            0.00

6.  (a)  The aggregate amount of Recoveries to be deposited to the
    Collection Account and allocated to Series 1996-1 on the next succeeding
    Transfer Date is equal to................................$      137,579.70

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to.....................$            0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1996-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal..........................$            0.00
    Payable in respect of interest...........................$    1,803,145.14
    Total....................................................$    1,803,145.14

    Class B Certificateholders
    Payable in respect of principal..........................$            0.00
    Payable in respect of interest...........................$      102,622.92
    Total....................................................$      102,622.92

8.  No Series Pay Out Event or Trust Pay Out Event has occurred.

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1993-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      42
Monthly Period Ended                                       November 30, 1996
Distribution Date                                          December 16, 1996
Determination Date                                         December 10, 1996

1.  Trust Activity Series 1993-1

    Beginning of Month - Aggregate Principal Receivables      2,236,407,946.23

    Principal Collections on the Receivables                    203,474,222.52

    Finance Charge Receivables                                   29,519,352.54

    Receivables in Defaulted Accounts                             8,984,234.51

    End of Month - Aggregate Principal Receivables            2,180,840,579.58

    Investor Interest Series 1993-1                                       0.00
    Investor Interest Series 1994-1                             133,333,333.33
    Investor Interest Series 1994-2                             400,000,000.00
    Investor Interest Series 1995-1                             400,000,000.00
    Investor Interest Series 1996-1                             400,000,000.00
    Seller Principal Receivables                                847,507,246.25

    Investor Percentage with respect to...
                           Finance Charges                          0.0000000%
                           Charged-Off Accounts                     0.0000000%
                           Principal Receivables                    9.1707758%

    Seller Percentage with respect to ...
                           Finance Charges                         38.8614947%
                           Charged-Off Accounts                    38.8614947%
                           Principal Receivables                   35.8045694%

2.  Allocation of Funds in Collection Account

    Available Finance Charge Collections                            219,990.82

    Available Principal Collections                              18,196,521.15

    Investor Default Amount                                          66,954.35

    Aggregate Collections Allocated to Certificateholders        18,416,511.97

    Monthly Certificate Interest Payable to Certificateholders
    (See "Calculation of Certificate Interest" #3)                   66,666.67

    Monthly Principal Payable To Certificateholders
    (See "Calculation of Monthly Principal" #4)                  16,666,666.67

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                   1,596,808.84

    (Net Deposit)/Draws on Shared Principal Collections                   0.00

    Collections Available to Reimburse Investor Charge offs          58,592.02

    Aggregate Investor Charge Offs                                        0.00

    Reimbursed Investor Charge Offs                                       0.00
    Reimbursed Investor Charge Offs per $1,000 Original Investment        0.00

    Monthly Investor Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                  27,777.78

    Monthly Certificate Insurer Fee                                       0.00

    Excess Servicing  (Shortfall) (dollars)                          58,592.02
    Excess Servicing  (Shortfall) (percentage of Investor Iterest)       4.22%

    Required Shared Finance Charge Collections from other Series          0.00
    Draw on Shared Finance Charge Collections from other Series           0.00

    Withdrawal from Cash Collateral Account                               0.00

    Surety Bond Claim                                                     0.00

    Certificate Insurer Fee Shortfall                                     0.00

    Servicing Fee Shortfall                                               0.00

    Investor Charge Offs                                                  0.00
    Investor Charge Offs per $1,000 Original Investment                   0.00

    Investor Certificate Interest Shortfall (Deficiency Amount)           0.00

    Payments To Certificate Insurer                                       0.00

    Deposits In Cash Collateral Account                                   0.00

    Required Shared Finance Charge Collections for other Series           0.00
    Deposit of Shared Finance Charge Collections for other Series         0.00

    Total Distribution to Investors                              16,733,333.33
    Total Distribution to Investors per $1,000 Invested                  83.67

3.  Calculation of Certificate Interest

    Certificate Rate                                                  4.80000%

    This Month Certificate Interest                                  66,666.67

    Previous Month's Deficiency Amount                                    0.00

    Total Certificate Interest Distributable to Certificateholders   66,666.67
    Total Certificate Interest Distributable per $1,000 of Original
     Investment                                                           0.33

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                  16,666,666.67

    Available Principal Collections                              18,196,521.15

    Investor Default Amount                                          66,954.35

    Total Investor Monthly Principal                             18,263,475.51

    Investor Monthly Principal Reinvested in Receivables          1,596,808.84

    Controlled Amortization Amount                               16,666,666.67

    Maximum Monthly Principal to Certificateholders              16,666,666.67

    Required Shared Principal Collections for other Series                0.00
    Deposit of Shared Principal Collections for other Series              0.00
    Required Shared Principal Collections from other Series               0.00

    Draw on Shared Principal Collections from other Series                0.00

    Deficit Controlled Amortization Amount                                0.00

    Monthly Principal Payable to Certificateholders              16,666,666.67
    Monthly Principal Payable per $1,000 of Original Investment          83.33

    Ending Investor Interest                                              0.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal Amount
      to 7 decimal places)                                           0.0000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                       2.00%

   Beginning Investor Interest                                   16,666,666.67

   Monthly Servicing  Fee                                            27,777.78

7.  Calculation of Remaining Surety Bond Amount

    Available Surety Bond Amount on Previous Payment Date         4,000,000.00

    Stated Surety Bond Amount                                     4,000,000.00

    Unreimbursed Claims on Surety Bond                                    0.00

    Reimbursements of Claims on Surety Bond                               0.00

    Available Surety Bond Amount     (Dollars)                    4,000,000.00
    Available Surety Bond Amount     (Percentage)                       24.00%

8.  Cash Collateral Account Activity

    Beginning of Month Balance                                    2,000,000.00

    Required Cash Collateral Account Amount                       2,000,000.00

    Cash Collateral Account Deposits                                      0.00

    Reinvestment Income Received on Cash Collateral Account           8,426.11

    Aggregate Cash Collateral Account Draws                               0.00

    Available Cash Collateral Amount     (Dollars)                2,000,000.00
    Available Cash Collateral Amount     (Percentage)                   12.00%

    Total Credit Enhancement Percentage                                 36.00%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                              114,313,713.14
                           Percent Dollars                               5.24%
                           Number of Accts                              39,366
                           Percent Number of Accts                       2.50%

    31-60 days past due    Dollars                               29,574,078.36
                           Percent Dollars                               1.36%
                           Number of Accts                               9,689
                           Percent Number of Accts                       0.62%

    61-90 days past due    Dollars                               18,383,368.58
                           Percent Dollars                               0.84%
                           Number of Accts                               5,725
                           Percent Number of Accts                       0.36%

    91-120 days past due   Dollars                               15,171,186.50
                           Percent Dollars                               0.70%
                           Number of Accts                               4,491
                           Percent Number of Accts                       0.29%

    121-150 days past due  Dollars                               12,035,920.40
                           Percent Dollars                               0.55%
                           Number of Accts                               3,536
                           Percent Number of Accts                       0.22%

    151-180 days past due  Dollars                                8,976,534.68
                           Percent Dollars                               0.41%
                           Number of Accts                               2,573
                           Percent Number of Accts                       0.16%

    181 + days past due    Dollars                               13,068,989.87
                           Percent Dollars                               0.60%
                           Number of Accts                               3,668
                           Percent Number of Accts                       0.23%

10. Base Rate Calculation

    Base Rate                                                            6.90%

    Portfolio Yield   (net of losses)                                   11.02%

    Excess of Portfolio Yield over Base Rate                             4.12%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                            0
    Number of Removed Accounts                                               0
    Number of Automatic Additonal Accounts                               1,125
    Ending Number of Accounts                                        1,574,983


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                        34
Monthly Period Ended                                         November 30, 1996
Distribution Date                                            December 16, 1996
Determination Date                                           December 10, 1996

1.   Trust Activity Series 1994-1

     Beginning of Month - Aggregate Principal Receivables     2,236,407,946.23

     Principal Collections on the Receivables                   203,474,222.52

     Finance Charge Receivables                                  29,519,352.54

     Receivables in Defaulted Accounts                            8,984,234.51

     End of Month - Aggregate Principal Receivables           2,180,840,579.58

     Investor Interest Series 1993-1                                      0.00
     Investor Interest Series 1994-1                            133,333,333.33
     Investor Interest Series 1994-2                            400,000,000.00
     Investor Interest Series 1995-1                            400,000,000.00
     Investor Interest Series 1996-1                            400,000,000.00
     Seller Principal Receivables                               847,507,246.25

     Investor Percentage with respect to...
                           Finance Charges                          6.1138505%
                           Charged-Off Accounts                     6.1138505%
                           Principal Receivables                    9.1707758%

     Seller Percentage with respect to ...
                           Finance Charges                         38.8614947%
                           Charged-Off Accounts                    38.8614947%
                           Principal Receivables                   35.8045694%

2.  Allocation of Funds in Collection Account

    Available Finance Charge Collections                          1,979,917.34

    Available Principal Collections                              18,196,521.15

    Investor Default Amount                                         602,589.16

    Aggregate Collections Allocated to Certificateholders        20,176,438.50

    Monthly Certificate Interest Payable to Certificateholders
    (See "Calculation of Certificate Interest" #3)                  637,500.00

    Monthly Principal Payable To Certificateholders
    (See "Calculation of Monthly Principal" #4)                  16,666,666.67

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                   2,132,443.64

    (Net Deposit)/Draws on Shared Principal Collections                   0.00

    Collections Available to Reimburse Investor Charge offs         478,109.44

    Aggregate Investor Charge Offs                                        0.00

    Reimbursed Investor Charge Offs                                       0.00
    Reimbursed Investor Charge Offs per $1,000 Original Investment        0.00

    Monthly Investor Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 250,000.00

    Monthly Certificate Insurer Fee                                  11,718.75

    Excess Servicing (Shortfall) (dollars)                          478,109.44
    Excess Servicing (Shortfall) (percentage of Investor Interest)       3.82%

    Required Shared Finance Charge Collections from other Series          0.00
    Draw on Shared Finance Charge Collections from other Series           0.00

    Withdrawal from Cash Collateral Account                               0.00

    Surety Bond Claim                                                     0.00

    Certificate Insurer Fee Shortfall                                     0.00

    Servicing Fee Shortfall                                               0.00

    Investor Charge Offs                                                  0.00
    Investor Charge Offs per $1,000 Original Investment                   0.00

    Investor Certificate Interest Shortfall     (Deficiency Amounts)      0.00

    Payments To Certificate Insurer                                       0.00

    Deposits In Cash Collateral Account                                   0.00

    Required Shared Finance Charge Collections for other Series           0.00
    Deposit of Shared Finance Charge Collections for other Series         0.00

    Total Distribution to Investors                              17,304,166.67
    Total Distribution to Investors per $1,000 Invested                  86.52

3.  Calculation of Certificate Interest

    Certificate Rate                                                  5.10000%

    This Month Certificate Interest                                 637,500.00

    Previous Month's Deficiency Amount                                    0.00

    Total Certificate Interest Distributable to
     Certificateholders                                             637,500.00
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                  3.19

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                 150,000,000.00

    Available Principal Collections                              18,196,521.15

    Investor Default Amount                                         602,589.16

    Total Investor Monthly Principal                             18,799,110.31

    Investor Monthly Principal Reinvested in Receivables          2,132,443.64

    Controlled Amortization Amount                               16,666,666.67

    Maximum Monthly Principal to Certificateholders              16,666,666.67

    Required Shared Principal Collections for other Series                0.00
    Deposit of Shared Principal Collections for other Series              0.00
    Required Shared Principal Collections from other Series               0.00

    Draw on Shared Principal Collections from other Series                0.00

    Deficit Controlled Amortization Amount                                0.00

    Monthly Principal Payable to Certificateholders              16,666,666.67
    Monthly Principal Payable per $1,000 of Original Investment          83.33

    Ending Investor Interest                                    133,333,333.33

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal Amount to
      7 decimal places)                                              0.6666667

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                       2.00%

   Beginning Investor Interest                                  150,000,000.00

   Monthly Servicing Fee                                            250,000.00

7.  Calculation of Remaining Surety Bond Amount

    Available Surety Bond Amount on Previous Payment Date        15,000,000.00

    Stated Surety Bond Amount                                    13,500,000.00

    Unreimbursed Claims on Surety Bond                                    0.00

    Reimbursements of Claims on Surety Bond                               0.00

    Available Surety Bond Amount     (Dollars)                   13,500,000.00
    Available Surety Bond Amount     (Percentage)                        9.00%

8.  Cash Collateral Account Activity

    Beginning of Month Balance                                    5,833,333.33

    Required Cash Collateral Account Amount                       5,250,000.00

    Cash Collateral Account Deposits                                      0.00

    Reinvestment Income Received on Cash Collateral Account          24,576.16

    Aggregate Cash Collateral Account Draws                               0.00

    Available Cash Collateral Amount     (Dollars)                5,250,000.00
    Available Cash Collateral Amount     (Percentage)                    3.50%

    Total Credit Enhancement Percentage                                 12.50%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                              114,313,713.14
                           Percent Dollars                               5.24%
                           Number of Accts                              39,366
                           Percent Number of Accts                       2.50%

    31-60 days past due    Dollars                               29,574,078.36
                           Percent Dollars                               1.36%
                           Number of Accts                               9,689
                           Percent Number of Accts                       0.62%

    61-90 days past due    Dollars                               18,383,368.58
                           Percent Dollars                               0.84%
                           Number of Accts                               5,725
                           Percent Number of Accts                       0.36%

    91-120 days past due   Dollars                               15,171,186.50
                           Percent Dollars                               0.70%
                           Number of Accts                               4,491
                           Percent Number of Accts                       0.29%

    121-150 days past due  Dollars                               12,035,920.40
                           Percent Dollars                               0.55%
                           Number of Accts                               3,536
                           Percent Number of Accts                       0.22%

    151-180 days past due  Dollars                                8,976,534.68
                           Percent Dollars                               0.41%
                           Number of Accts                               2,573
                           Percent Number of Accts                       0.16%

    181 + days past due    Dollars                               13,068,989.87
                           Percent Dollars                               0.60%
                           Number of Accts                               3,668
                           Percent Number of Accts                       0.23%

10. Base Rate Calculation

    Base Rate                                                            7.20%

    Portfolio Yield   (net of losses)                                   11.02%

    Excess of Portfolio Yield over Base Rate                             3.82%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                            0
    Number of Removed Accounts                                               0
    Number of Automatic Additonal Accounts                               1,125
    Ending Number of Accounts                                        1,574,983


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-2
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       26
Monthly Period Ended                                        November 30, 1996
Distribution Date                                           December 16, 1996
Determination Date                                          December 10, 1996
Number of Days in Period                                                   31

1.   Trust Activity Series 1994-2

     Beginning of Month - Aggregate Principal Receivables     2,236,407,946.23

     Principal Collections on the Receivables                   203,474,222.52

     Finance Charge Receivables                                  29,519,352.54

     Receivables in Defaulted Accounts                            8,984,234.51

     End of Month - Aggregate Principal Receivables           2,180,840,579.58

     Investor Interest Series 1993-1                                      0.00
     Investor Interest Series 1994-1                            133,333,333.33
     Investor Interest Series 1994-2                            400,000,000.00
     Investor Interest Series 1995-1                            400,000,000.00
     Investor Interest Series 1996-1                            400,000,000.00
     Seller Principal Receivables                               847,507,246.25

     Total Investor Percentage with respect to...
                           Finance Charges                         18.3415516%
                           Charged-Off Accounts                    18.3415516%
                           Principal Receivables                   18.3415516%

     Class A Percentage with respect to...
                           Finance Charges                         17.4244740%
                           Charged-Off Accounts                    17.4244740%
                           Principal Receivables                   17.4244740%

     Class B Percentage with respect to...
                           Finance Charges                          0.9170776%
                           Charged-Off Accounts                     0.9170776%
                           Principal Receivables                    0.9170776%

     Seller Percentage with respect to ...
                           Finance Charges                         38.8614947%
                           Charged-Off Accounts                    38.8614947%
                           Principal Receivables                   35.8045694%

     Class A Available Finance Charge Collections                 5,015,790.61

     Class A Monthly Cap Interest Payable to Class A Certificateholders
     (See "Calculation of Certificate Interest" #3)               1,807,902.78
      Unpaid Class A Monthly Cap Interest                                 0.00

     Class A Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #6)                633,333.33
      Unpaid Class A Monthly Servicing Fee                                0.00

     Class A Investor Default Amount                              1,526,559.19
      Unreimbursed Class A Investor Charge-offs                           0.00

     Excess Spread from Class A Finance Charge Collections        1,047,995.30

     Class A Required Amount                                              0.00

     Class B Available Finance Charge Collections                   263,988.98

     Class B Monthly Cap Interest Payable to Class B Certificateholders
     (See "Calculation of Certificate Interest" #3)                  99,458.33
      Unpaid Class B Monthly Cap Interest                                 0.00

     Class B Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #6)                 33,333.33
      Unpaid Class B Monthly Servicing Fee                                0.00

     Class B Investor Default Amount                                 80,345.22
      Unreimbursed Class B Investor Charge-offs                           0.00

     Excess Spread from Class B Finance Charge Collections           50,852.10

     Class B Required Amount                                              0.00

     Total Excess Spread                                          1,098,847.40

     Excess Spread used to Satisfy Class A Required Amount                0.00
      Excess Spread used to satisfy Unpaid Class A Monthly Cap
       Interest                                                           0.00
      Excess Spread used to satisfy Unpaid Class A Monthly Servicing
       Fee                                                                0.00
      Excess Spread used to satisfy Unreimbursed Class A Investor
       Charge-offs                                                        0.00
      Remaining Class A Required Amount                                   0.00

     Excess Spread used to satisfy Class B Required Amount                0.00
      Excess Spread used to satisfy Unpaid Class B Monthly Cap
       Interest                                                           0.00
      Excess Spread used to satisfy Unpaid Class B Monthly Servicing
       Fee                                                                0.00
      Excess Spread used to satisfy Unreimbursed Class B Investor
       Charge-offs                                                        0.00
      Remaining Class B Required Amount                                   0.00

     Shared Finance Charges used to satisfy Remaining Class A Required
      Amount                                                              0.00
       Shared Finance Charges used to satisfy Unpaid Class A Monthly
        Cap Interest                                                      0.00
       Shared Finance Charges used to satisfy Unpaid Class A Monthly
        Servicing Fee                                                     0.00
       Shared Finance Charges used to satisfy Unreimbursed Class A
        Investor Charge-offs                                              0.00
       Remaining Class A Required Amount                                  0.00

     Cash Collateral Withdrawal used to satisfy Remaining Class A
      Required Amount                                                     0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
        Cap Interest                                                      0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
        Servicing Fee                                                     0.00
       Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
        Investor Charge-offs                                              0.00
       Remaining Class A Required Amount                                  0.00

     Class B Reallocated Amount used to satisfy Remaining Class A
      Required Amount                                                     0.00
       Class B Reallocated Amount used to satisfy Unpaid Class A
        Monthly Cap Interest                                              0.00
       Class B Reallocated Amount used to satisfy Unpaid Class A
        Monthly Servicing Fee                                             0.00
       Class B Reallocated Amount used to satisfy Unreimbursed Class A
        Investor Charge-offs                                              0.00
       Remaining Class A Required Amount                                  0.00

     Class B Investor Interest used to satisfy Unreimbursed Class A
      Investor Charge-offs                                                0.00

     Shared Finance Charges used to satisfy Remaining Class B Required
      Amount                                                              0.00
       Shared Finance Charges used to satisfy Unpaid Class B Monthly
        Cap Interest                                                      0.00
       Shared Finance Charges used to satisfy Unpaid Class B Monthly
        Servicing Fee                                                     0.00
       Shared Finance Charges used to satisfy Unreimbursed Class B
        Investor Charge-offs                                              0.00
       Remaining Class B Required Amount                                  0.00

     Cash Collateral Withdrawal used to satisfy Remaining Class B
      Required Amount                                                     0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
        Cap Interest                                                      0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
        Servicing Fee                                                     0.00
       Cash Collateral Withdrawal used to satisfy Unreimbursed Class B
        Investor Charge-offs                                              0.00
       Remaining Class B Required Amount                                  0.00

     Excess Spread used to satisfy interest on overdue Class A
     (See "Calculation of Certificate Interest" #3)                       0.00

     Excess Spread used to satisfy interest on overdue Class B
     (See "Calculation of Certificate Interest" #3)                       0.00

     Excess Spread used to satisfy reimbursements of Class B Interest     0.00

     Excess Spread used to satisfy deposits into Required Cash
      Collateral Account                                                  0.00

     Excess Spread used to satisfy shortfalls of the Class A Interest
      Payments                                                            0.00

     Excess Spread used to satisfy shortfalls of the Class B Interest
      Payments                                                            0.00

     Excess Spread used to satisfy payments per Loan Agreement    1,098,847.40

     Excess Spread used to satisfy Class A Excess Interest                0.00

     Excess Spread used to satisfy Class B Excess Interest                0.00

     Remaining Excess Servicing  (Shortfall) (dollars)            1,083,380.73

     Remaining Excess Servicing (Shortfall) (percentage of
      Investor Interest)                                                 3.25%

     Class A Investor Certificate Interest Shortfall
      (Deficiency Amounts)                                                0.00

     Class A Charge-offs                                                  0.00
     Unreimbursed Class A Charge Offs                                     0.00
     Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

     Class A Monthly Servicing Fee Shortfall                              0.00

     Class B Investor Certificate Interest Shortfall                      0.00

     Class B Charge-offs                                                  0.00
     Unreimbursed Class B Charge Offs                                     0.00
     Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

     Class B Monthly Servicing Fee Shortfall                              0.00

     Available Principal Collections                             36,393,042.31

     Monthly Principal Payable To Class A Certificateholders
     (See "Calculation of Monthly Principal" #4)                          0.00

     Monthly Principal Payable To Class B Certificateholders
     (See "Calculation of Monthly Principal" #4)                          0.00

     Monthly Principal Reinvested In Receivables
     (See "Calculation of Monthly Principal" #4)                 37,999,946.72

     (Net Deposit)/Draws on Shared Principal Collections                  0.00

     Required Shared Finance Charge Collections from other Series         0.00
     Draw on Shared Finance Charge Collections from other Series          0.00

     Withdrawal from Cash Collateral Account                              0.00

     Class B Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                 0.00

     Required Shared Finance Charge Collections for other Series          0.00
     Deposit of Shared Finance Charge Collections for other Series        0.00

     Total Distribution to Class A Investors                      1,807,902.78
     Total Distribution to Class A Investors per $1,000 Invested          4.76

     Total Distribution to Class B Investors                         99,458.33
     Total Distribution to Class B Investors per $1,000 Invested          4.97

 3.  Calculation of Certificate Interest

     Class A Certificate Rate                                         5.52500%
     Class A Interest Rate Cap Provider Deposit                           0.00

     Previous Month's Class A Deficiency Amount                           0.00

     Class A Interest at the Certificate Rate + 0.5% on
      Deficiency Amount                                                   0.00

     This Month Class A Certificate Interest                      1,807,902.78

     Expected Class A Principal                                 380,000,000.00
     This Month Class A Cap Shortfall                                     0.00
     Class A Excess Interest                                              0.00

     Total Class A Interest Distributable to Class A
      Certificateholders                                          1,807,902.78
     Total Class A Interest Distributable per $1,000 of Class A
      Original Investment                                                 4.76

     Class B Certificate Rate                                         5.77500%
     Class B Interest Rate Cap Provider Deposit                           0.00

     Previous Month's Class B Deficiency Amount                           0.00

     Class B Interest at the Certificate Rate + 0.5% on Deficiency
      Amount                                                              0.00

     This Month Class B Certificate Interest                         99,458.33

     Expected Class B Principal                                  20,000,000.00
     This Month Class B Cap Shortfall                                     0.00
     Class B Excess Interest                                              0.00

     Total Class B Interest Distributable to Class B
      Certificateholders                                             99,458.33
     Total Class B Interest Distributable per $1,000 of Class B
      Original Investment                                                 4.97

     Total Certificate Interest Distributable to
      Certificateholders                                          1,907,361.11
     Total Certificate Interest Distributable per $1,000 of
      Original Investment                                                 4.77

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                 400,000,000.00

    Beginning Class A Interest                                  380,000,000.00

    Class A Available Principal Collections                      34,573,390.19
    Class A Monthly Unreimbursed Charge-Offs                              0.00
    Total Class A Monthly Principal                              36,099,949.39

    Class A Monthly Principal Reinvested in Receivables          36,099,949.39

    Class A Controlled Amortization Amount                                0.00

    Maximum Monthly Principal to Class A Certificateholders               0.00

    Class A Deficit Controlled Amortization Amount                        0.00

    Monthly Principal Payable to Class A Certificateholders               0.00
    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                           0.00

    Beginning Class B Interest                                   20,000,000.00

    Class B Available Principal Collections                       1,819,652.12
    Class B Monthly Unreimbursed Charge-Offs                              0.00
    Total Class B Monthly Principal                               1,899,997.33

    Class B Reallocated Principal                                         0.00
    Prior Month's Cumulative Class B Reallocated Principal                0.00
    Class B Reduction of Interest                                         0.00
    Prior Month's Cumulative Class B Reduction of Interest                0.00

    Class B Monthly Principal Reinvested in Receivables           1,899,997.33

    Class B Controlled Amortization Amount                                0.00

    Maximum Monthly Principal to Class B Certificateholders               0.00

    Required Shared Principal Collections for other Series                0.00
    Deposit of Shared Principal Collections for other Series              0.00
    Required Shared Principal Collections from other Series               0.00
    Draw on Shared Principal Collections from other Series                0.00

    Class B Deficit Controlled Amortization Amount                        0.00

    Monthly Principal Payable to Class B Certificateholders               0.00
    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                           0.00

    Ending Investor Interest                                    400,000,000.00
    Ending Class A Interest                                     380,000,000.00
    Ending Class B Interest                                      20,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                     1.000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                       2.00%

   Beginning Class A Investor Interest                          380,000,000.00
   Beginning Class B Investor Interest                           20,000,000.00
   Beginning Investor Interest                                  400,000,000.00

   Class A Monthly Servicing Fee                                    633,333.33
   Class B Monthly Servicing Fee                                     33,333.33
   Total Monthly Servicing  Fee                                     666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                   36,000,000.00

    Required Cash Collateral Account Amount                      36,000,000.00

    Excess Spread used to satisfy payments per Loan Agreement     1,098,847.40

    Cash Collateral Account Deposits                                      0.00

    Reinvestment Income Received on Cash Collateral Account          50,266.67

    Aggregate Cash Collateral Account Draws                               0.00

    Available Cash Collateral Amount     (Dollars)               36,000,000.00
    Available Cash Collateral Amount     (Percentage)                    9.00%

8.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                              114,313,713.14
                           Percent Dollars                               5.24%
                           Number of Accts                              39,366
                           Percent Number of Accts                       2.50%

    31-60 days past due    Dollars                               29,574,078.36
                           Percent Dollars                               1.36%
                           Number of Accts                               9,689
                           Percent Number of Accts                       0.62%

    61-90 days past due    Dollars                               18,383,368.58
                           Percent Dollars                               0.84%
                           Number of Accts                               5,725
                           Percent Number of Accts                       0.36%

    91-120 days past due   Dollars                               15,171,186.50
                           Percent Dollars                               0.70%
                           Number of Accts                               4,491
                           Percent Number of Accts                       0.29%

    121-150 days past due  Dollars                               12,035,920.40
                           Percent Dollars                               0.55%
                           Number of Accts                               3,536
                           Percent Number of Accts                       0.22%

    151-180 days past due  Dollars                                8,976,534.68
                           Percent Dollars                               0.41%
                           Number of Accts                               2,573
                           Percent Number of Accts                       0.16%

    181 + days past due    Dollars                               13,068,989.87
                           Percent Dollars                               0.60%
                           Number of Accts                               3,668
                           Percent Number of Accts                       0.23%

9. Base Rate Calculation

   Base Rate                                                             7.53%

   Portfolio Yield   (net of losses)                                    11.02%

   Excess of Portfolio Yield over Base Rate                              3.49%

10. Number of Accounts in the Trust

    Number of Additional Accounts                                            0
    Number of Removed Accounts                                               0
    Number of Automatic Additonal Accounts                               1,125
    Ending Number of Accounts                                        1,574,983


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                        21
Monthly Period Ended                                         November 30, 1996
Distribution Date                                            December 16, 1996
Determination Date                                           December 10, 1996
Number of Days in Period                                                    31

1.   Trust Activity Series 1995-1

     Beginning of Month - Aggregate Principal Receivables     2,236,407,946.23

     Principal Collections on the Receivables                   203,474,222.52

     Finance Charge Receivables                                  29,519,352.54

     Receivables in Defaulted Accounts                            8,984,234.51

     End of Month - Aggregate Principal Receivables           2,180,840,579.58

     Investor Interest Series 1993-1                                      0.00
     Investor Interest Series 1994-1                            133,333,333.33
     Investor Interest Series 1994-2                            400,000,000.00
     Investor Interest Series 1995-1                            400,000,000.00
     Investor Interest Series 1996-1                            400,000,000.00
     Seller Principal Receivables                               847,507,246.25

     Total Investor Percentage with respect to...
                           Finance Charges                         18.3415516%
                           Charged-Off Accounts                    18.3415516%
                           Principal Receivables                   18.3415516%

     Class A Percentage with respect to...
                           Finance Charges                         17.4244740%
                           Charged-Off Accounts                    17.4244740%
                           Principal Receivables                   17.4244740%

     Class B Percentage with respect to...
                           Finance Charges                          0.9170776%
                           Charged-Off Accounts                     0.9170776%
                           Principal Receivables                    0.9170776%

     Seller Percentage with respect to ...
                           Finance Charges                         38.8614947%
                           Charged-Off Accounts                    38.8614947%
                           Principal Receivables                   35.8045694%

     Class A Available Finance Charge Collections                 5,015,790.61

     Class A Monthly Cap Interest Payable to Class A Certificateholders
     (See "Calculation of Certificate Interest" #3)               1,824,263.89
      Unpaid Class A Monthly Cap Interest                                 0.00

     Class A Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #6)                633,333.33
      Unpaid Class A Monthly Servicing Fee                                0.00

     Class A Investor Default Amount                              1,526,559.19
     Unreimbursed Class A Investor Charge-offs                            0.00

     Excess Spread from Class A Finance Charge Collections        1,031,634.19

     Class A Required Amount                                              0.00

     Class B Available Finance Charge Collections                   263,988.98

     Class B Monthly Cap Interest Payable to Class B Certificateholders
     (See "Calculation of Certificate Interest" #3)                  98,597.22
      Unpaid Class B Monthly Cap Interest                                 0.00

     Class B Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #6)                 33,333.33
      Unpaid Class B Monthly Servicing Fee                                0.00

     Class B Investor Default Amount                                 80,345.22
      Unreimbursed Class B Investor Charge-offs                           0.00

     Excess Spread from Class B Finance Charge Collections           51,713.21

     Class B Required Amount                                              0.00

     Total Excess Spread                                          1,083,347.40

     Excess Spread used to Satisfy Class A Required Amount                0.00
      Excess Spread used to satisfy Unpaid Class A Monthly Cap
       Interest                                                           0.00
      Excess Spread used to satisfy Unpaid Class A Monthly Servicing
       Fee                                                                0.00
      Excess Spread used to satisfy Unreimbursed Class A Investor
       Charge-offs                                                        0.00
      Remaining Class A Required Amount                                   0.00

     Excess Spread used to satisfy Class B Required Amount                0.00
      Excess Spread used to satisfy Unpaid Class B Monthly Cap
       Interest                                                           0.00
      Excess Spread used to satisfy Unpaid Class B Monthly Servicing
       Fee                                                                0.00
      Excess Spread used to satisfy Unreimbursed Class B Investor
       Charge-offs                                                        0.00
      Remaining Class B Required Amount                                   0.00

     Shared Finance Charges used to satisfy Remaining Class A
      Required Amount                                                     0.00
       Shared Finance Charges used to satisfy Unpaid Class A Monthly
        Cap Interest                                                      0.00
       Shared Finance Charges used to satisfy Unpaid Class A Monthly
        Servicing Fee                                                     0.00
       Shared Finance Charges used to satisfy Unreimbursed Class A
        Investor Charge-offs                                              0.00
       Remaining Class A Required Amount                                  0.00

     Cash Collateral Withdrawal used to satisfy Remaining Class A
      Required Amount                                                     0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class A
        Monthly Cap Interest                                              0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class A
        Monthly Servicing Fee                                             0.00
       Cash Collateral Withdrawal used to satisfy Unreimbursed Class
        A Investor Charge-offs                                            0.00
       Remaining Class A Required Amount                                  0.00

     Class B Reallocated Amount used to satisfy Remaining Class A
      Required Amount                                                     0.00
       Class B Reallocated Amount used to satisfy Unpaid Class A
        Monthly Cap Interest                                              0.00
       Class B Reallocated Amount used to satisfy Unpaid Class A
        Monthly Servicing Fee                                             0.00
       Class B Reallocated Amount used to satisfy Unreimbursed
        Class A Investor Charge-offs                                      0.00
       Remaining Class A Required Amount                                  0.00

     Class B Investor Interest used to satisfy Unreimbursed Class A
      Investor Charge-offs                                                0.00

     Shared Finance Charges used to satisfy Remaining Class B
      Required Amount                                                     0.00
       Shared Finance Charges used to satisfy Unpaid Class B Monthly
        Cap Interest                                                      0.00
       Shared Finance Charges used to satisfy Unpaid Class B Monthly
        Servicing Fee                                                     0.00
       Shared Finance Charges used to satisfy Unreimbursed Class B
        Investor Charge-offs                                              0.00
       Remaining Class B Required Amount                                  0.00

     Cash Collateral Withdrawal used to satisfy Remaining Class B
      Required Amount                                                     0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class B
        Monthly Cap Interest                                              0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class B
        Monthly Servicing Fee                                             0.00
       Cash Collateral Withdrawal used to satisfy Unreimbursed
        Class B Investor Charge-offs                                      0.00
       Remaining Class B Required Amount                                  0.00

     Excess Spread used to satisfy interest on overdue Class A
     (See "Calculation of Certificate Interest" #3)                       0.00

     Excess Spread used to satisfy interest on overdue Class B
     (See "Calculation of Certificate Interest" #3)                       0.00

     Excess Spread used to satisfy reimbursements of Class B Interest     0.00

     Excess Spread used to satisfy deposits into Required Cash
      Collateral Account                                                  0.00

     Excess Spread used to satisfy shortfalls of the Class A
      Interest Payments                                                   0.00

     Excess Spread used to satisfy shortfalls of the Class B
      Interest Payments                                                   0.00

     Excess Spread used to satisfy payments per Loan Agreement    1,083,347.40

     Excess Spread used to satisfy Class A Excess Interest                0.00

     Excess Spread used to satisfy Class B Excess Interest                0.00

     Remaining Excess Servicing (dollars)                         1,068,686.29
     Remaining Excess Servicing (percentage of Investor Interest)        3.21%

     Class A Investor Certificate Interest Shortfall
      (Deficiency Amounts)                                                0.00

     Class A Charge-offs                                                  0.00
     Unreimbursed Class A Charge Offs                                     0.00
     Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

     Class A Monthly Servicing Fee Shortfall                              0.00

     Class B Investor Certificate Interest Shortfall                      0.00

     Class B Charge-offs                                                  0.00
     Unreimbursed Class B Charge Offs                                     0.00
     Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

     Class B Monthly Servicing Fee Shortfall                              0.00

     Available Principal Collections                             36,393,042.31

     Monthly Principal Payable To Class A Certificateholders
     (See "Calculation of Monthly Principal" #4)                          0.00

     Monthly Principal Payable To Class B Certificateholders
     (See "Calculation of Monthly Principal" #4)                          0.00

     Monthly Principal Reinvested In Receivables
     (See "Calculation of Monthly Principal" #4)                 37,999,946.72

     (Net Deposit)/Draws on Shared Principal Collections                  0.00

     Required Shared Finance Charge Collections from other Series         0.00
     Draw on Shared Finance Charge Collections from other Series          0.00

     Withdrawal from Cash Collateral Account                              0.00

     Class B Investor Certificate Interest Shortfall
      (Deficiency Amounts)                                                0.00

     Required Shared Finance Charge Collections for other Series          0.00
     Deposit of Shared Finance Charge Collections for other Series        0.00

     Total Distribution to Class A Investors                      1,824,263.89
     Total Distribution to Class A Investors per $1,000 Invested          4.80

     Total Distribution to Class B Investors                         98,597.22
     Total Distribution to Class B Investors per $1,000 Invested          4.93

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                          5.57500%
    Class A Interest Rate Cap Provider Deposit                            0.00

    Previous Month's Class A Deficiency Amount                            0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                    0.00

    This Month Class A Certificate Interest                       1,824,263.89

    Expected Class A Principal                                  380,000,000.00
    This Month Class A Cap Shortfall                                      0.00
    Class A Excess Interest                                               0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                           1,824,263.89
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                  4.80

    Class B Certificate Rate                                          5.72500%
    Class B Interest Rate Cap Provider Deposit                            0.00

    Previous Month's Class B Deficiency Amount                            0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                               0.00

    This Month Class B Certificate Interest                          98,597.22

    Expected Class B Principal                                   20,000,000.00
    This Month Class B Cap Shortfall                                      0.00
    Class B Excess Interest                                               0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                              98,597.22
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                  4.93

    Total Certificate Interest Distributable to
     Certificateholders                                           1,922,861.11
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                  4.81

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                 400,000,000.00

    Beginning Class A Interest                                  380,000,000.00

    Class A Available Principal Collections                      34,573,390.19
    Class A Monthly Unreimbursed Charge-Offs                              0.00
    Total Class A Monthly Principal                              36,099,949.39

    Class A Monthly Principal Reinvested in Receivables          36,099,949.39

    Class A Controlled Amortization Amount                                0.00

    Maximum Monthly Principal to Class A Certificateholders               0.00

    Class A Deficit Controlled Amortization Amount                        0.00

    Monthly Principal Payable to Class A Certificateholders               0.00
    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                           0.00

    Beginning Class B Interest                                   20,000,000.00

    Class B Available Principal Collections                       1,819,652.12
    Class B Monthly Unreimbursed Charge-Offs                              0.00
    Total Class B Monthly Principal                               1,899,997.33

    Class B Reallocated Principal                                         0.00
    Prior Month's Cumulative Class B Reallocated Principal                0.00
    Class B Reduction of Interest                                         0.00
    Prior Month's Cumulative Class B Reduction of Interest                0.00

    Class B Monthly Principal Reinvested in Receivables           1,899,997.33

    Class B Controlled Amortization Amount                                0.00

    Maximum Monthly Principal to Class B Certificateholders               0.00

    Required Shared Principal Collections for other Series                0.00
    Deposit of Shared Principal Collections for other Series              0.00
    Required Shared Principal Collections from other Series               0.00
    Draw on Shared Principal Collections from other Series                0.00

    Class B Deficit Controlled Amortization Amount                        0.00

    Monthly Principal Payable to Class B Certificateholders               0.00
    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                           0.00

    Ending Investor Interest                                    400,000,000.00
    Ending Class A Interest                                     380,000,000.00
    Ending Class B Interest                                      20,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                    1.0000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                       2.00%

   Beginning Class A Investor Interest                          380,000,000.00
   Beginning Class B Investor Interest                           20,000,000.00
   Beginning Investor Interest                                  400,000,000.00

   Class A Monthly Servicing Fee                                    633,333.33
   Class B Monthly Servicing Fee                                     33,333.33
   Total Monthly Servicing  Fee                                     666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                   36,000,000.00

    Required Cash Collateral Account Amount                      36,000,000.00

    Excess Spread used to satisfy payments per Loan
     Agreement                                                    1,083,347.40

    Cash Collateral Account Deposits                                      0.00

    Reinvestment Income Received on Cash Collateral Account          33,704.44

    Aggregate Cash Collateral Account Draws                               0.00

    Available Cash Collateral Amount     (Dollars)               36,000,000.00
    Available Cash Collateral Amount     (Percentage)                    9.00%

8.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                              114,313,713.14
                           Percent Dollars                               5.24%
                           Number of Accts                              39,366
                           Percent Number of Accts                       2.50%

    31-60 days past due    Dollars                               29,574,078.36
                           Percent Dollars                               1.36%
                           Number of Accts                               9,689
                           Percent Number of Accts                       0.62%

    61-90 days past due    Dollars                               18,383,368.58
                           Percent Dollars                               0.84%
                           Number of Accts                               5,725
                           Percent Number of Accts                       0.36%

    91-120 days past due   Dollars                               15,171,186.50
                           Percent Dollars                               0.70%
                           Number of Accts                               4,491
                           Percent Number of Accts                       0.29%

    121-150 days past due  Dollars                               12,035,920.40
                           Percent Dollars                               0.55%
                           Number of Accts                               3,536
                           Percent Number of Accts                       0.22%

    151-180 days past due  Dollars                                8,976,534.68
                           Percent Dollars                               0.41%
                           Number of Accts                               2,573
                           Percent Number of Accts                       0.16%

    181 + days past due    Dollars                               13,068,989.87
                           Percent Dollars                               0.60%
                           Number of Accts                               3,668
                           Percent Number of Accts                       0.23%

9. Base Rate Calculation

   Base Rate                                                             7.58%

   Portfolio Yield   (net of losses)                                    11.02%

   Excess of Portfolio Yield over Base Rate                              3.44%

10. Number of Accounts in the Trust

    Number of Additional Accounts                                            0
    Number of Removed Accounts                                               0
    Number of Automatic Additonal Accounts                               1,125
    Ending Number of Accounts                                        1,574,983


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                         5
Monthly Period Ended                                         November 30, 1996
Distribution Date                                            December 16, 1996
Determination Date                                           December 10, 1996
Number of Days in Period                                                    31

1.   Trust Activity Series 1996-1

     Beginning of Month - Aggregate Principal Receivables     2,236,407,946.23

     Principal Collections on the Receivables                   203,474,222.52

     Finance Charge Receivables                                  29,519,352.54

     Receivables in Defaulted Accounts                            8,984,234.51

     End of Month - Aggregate Principal Receivables           2,180,840,579.58

     Investor Interest Series 1993-1                                      0.00
     Investor Interest Series 1994-1                            133,333,333.33
     Investor Interest Series 1994-2                            400,000,000.00
     Investor Interest Series 1995-1                            400,000,000.00
     Investor Interest Series 1996-1                            400,000,000.00
     Seller Principal Receivables                               847,507,246.25

     Total Investor Percentage with respect to...
                           Finance Charges                         18.3415516%
                           Charged-Off Accounts                    18.3415516%
                           Principal Receivables                    9.1707758%

                  Class A Percentage with respect to...
                           Finance Charges                         17.3786201%
                           Charged-Off Accounts                    17.3786201%
                           Principal Receivables                    8.6893101%

                  Class B Percentage with respect to...
                           Finance Charges                          0.9629315%
                           Charged-Off Accounts                     0.9629315%
                           Principal Receivables                    0.4814657%

                  Seller Percentage with respect to ...
                           Finance Charges                         38.8614947%
                           Charged-Off Accounts                    38.8614947%
                           Principal Receivables                   35.8045694%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                  5,002,591.16

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)                1,803,145.14
     Unpaid Class A Monthly Cap Interest                                  0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 631,666.67
     Unpaid Class A Monthly Servicing Fee                                 0.00

    Class A Investor Default Amount                               1,522,541.93
     Unreimbursed Class A Investor Charge-offs                            0.00

    Excess Spread from Class A Finance Charge Collections         1,045,237.42

    Class A Required Amount                                               0.00

    Class B Available Finance Charge Collections                    277,188.43

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                  102,622.92
     Unpaid Class B Monthly Cap Interest                                  0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                  35,000.00
     Unpaid Class B Monthly Servicing Fee                                 0.00

    Class B Investor Default Amount                                  84,362.48
     Unreimbursed Class B Investor Charge-offs                            0.00

    Excess Spread from Class B Finance Charge Collections            55,203.03

    Class B Required Amount                                               0.00

    Total Excess Spread                                           1,100,440.45

    Excess Spread used to Satisfy Class A Required Amount                 0.00
     Excess Spread used to satisfy Unpaid Class A Monthly Cap
      Interest                                                            0.00
     Excess Spread used to satisfy Unpaid Class A Monthly Servicing
      Fee                                                                 0.00
     Excess Spread used to satisfy Unreimbursed Class A Investor
      Charge-offs                                                         0.00
     Remaining Class A Required Amount                                    0.00

    Excess Spread used to satisfy Class B Required Amount                 0.00
     Excess Spread used to satisfy Unpaid Class B Monthly Cap
      Interest                                                            0.00
     Excess Spread used to satisfy Unpaid Class B Monthly Servicing
      Fee                                                                 0.00
     Excess Spread used to satisfy Unreimbursed Class B Investor
      Charge-offs                                                         0.00
     Remaining Class B Required Amount                                    0.00

    Shared Finance Charges used to satisfy Remaining Class A
     Required Amount                                                      0.00
      Shared Finance Charges used to satisfy Unpaid Class A Monthly
       Cap Interest                                                       0.00
      Shared Finance Charges used to satisfy Unpaid Class A Monthly
       Servicing Fee                                                      0.00
      Shared Finance Charges used to satisfy Unreimbursed Class A
       Investor Charge-offs                                               0.00
      Remaining Class A Required Amount                                   0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class A
     Required Amount                                                      0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
       Cap Interest                                                       0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
       Servicing Fee                                                      0.00
      Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
       Investor Charge-offs                                               0.00
      Remaining Class A Required Amount                                   0.00

    Class B Reallocated Amount used to satisfy Remaining Class A
     Required Amount                                                      0.00
      Class B Reallocated Amount used to satisfy Unpaid Class A
       Monthly Cap Interest                                               0.00
      Class B Reallocated Amount used to satisfy Unpaid Class A
       Monthly Servicing Fee                                              0.00
      Class B Reallocated Amount used to satisfy Unreimbursed Class A
       Investor Charge-offs                                               0.00
      Remaining Class A Required Amount                                   0.00

    Class B Investor Interest used to satisfy Unreimbursed Class A
     Investor Charge-offs                                                 0.00

    Shared Finance Charges used to satisfy Remaining Class B Required
     Amount                                                               0.00
      Shared Finance Charges used to satisfy Unpaid Class B Monthly
       Cap Interest                                                       0.00
      Shared Finance Charges used to satisfy Unpaid Class B Monthly
       Servicing Fee                                                      0.00
      Shared Finance Charges used to satisfy Unreimbursed Class B
       Investor Charge-offs                                               0.00
      Remaining Class B Required Amount                                   0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class B
     Required Amount                                                      0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class B
       Monthly Cap Interest                                               0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class B
       Monthly Servicing Fee                                              0.00
      Cash Collateral Withdrawal used to satisfy Unreimbursed Class B
       Investor Charge-offs                                               0.00
      Remaining Class B Required Amount                                   0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                        0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                        0.00

    Excess Spread used to satisfy reimbursements of Class B Interest      0.00

    Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                   0.00

    Excess Spread used to satisfy shortfalls of the Class A
     Interest Payments                                                    0.00

    Excess Spread used to satisfy shortfalls of the Class B
     Interest Payments                                                    0.00

    Excess Spread used to satisfy payments per Loan Agreement     1,100,440.45

    Excess Spread used to satisfy Class A Excess Interest                 0.00

    Excess Spread used to satisfy Class B Excess Interest                 0.00

    Remaining Excess Servicing (dollars)                          1,079,560.45

    Remaining Excess Servicing (percentage of Investor Interest)         3.24%

    Class A Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                 0.00

    Class A Charge-offs                                                   0.00
    Unreimbursed Class A Charge Offs                                      0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment       0.00

    Class A Monthly Servicing Fee Shortfall                               0.00

    Class B Investor Certificate Interest Shortfall                       0.00

    Class B Charge-offs                                                   0.00
    Unreimbursed Class B Charge Offs                                      0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment       0.00

    Class B Monthly Servicing Fee Shortfall                               0.00

    Available Principal Collections                              18,196,521.15

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                           0.00

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                           0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                  19,803,425.57

    (Net Deposit)/Draws on Shared Principal Collections                   0.00

    Required Shared Finance Charge Collections from other Series          0.00
    Draw on Shared Finance Charge Collections from other Series           0.00

    Withdrawal from Cash Collateral Account                               0.00

    Class B Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                 0.00

    Required Shared Finance Charge Collections for other Series           0.00
    Deposit of Shared Finance Charge Collections for other Series         0.00

    Total Distribution to Class A Investors                       1,803,145.14
    Total Distribution to Class A Investors per $1,000 Invested           4.76

    Total Distribution to Class B Investors                         102,622.92
    Total Distribution to Class B Investors per $1,000 Invested           4.89

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                          5.52500%
    Class A Interest Rate Cap Provider Deposit                            0.00

    Previous Month's Class A Deficiency Amount                            0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                               0.00

    This Month Class A Certificate Interest                       1,803,145.14

    Expected Class A Principal                                  379,000,000.00
    This Month Class A Cap Shortfall                                      0.00
    Class A Excess Interest                                               0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                           1,803,145.14
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                          4.76

    Class B Certificate Rate                                          5.67500%
    Class B Interest Rate Cap Provider Deposit                            0.00

    Previous Month's Class B Deficiency Amount                            0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                               0.00

    This Month Class B Certificate Interest                         102,622.92

    Expected Class B Principal                                   21,000,000.00
    This Month Class B Cap Shortfall                                      0.00
    Class B Excess Interest                                               0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                             102,622.92
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                  4.89

    Total Certificate Interest Distributable to
     Certificateholders                                           1,905,768.06

    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                  4.76

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                 400,000,000.00

    Beginning Class A Interest                                  379,000,000.00

    Class A Available Principal Collections                      17,241,203.79
    Class A Monthly Unreimbursed Charge-Offs                              0.00
    Total Class A Monthly Principal                              18,763,745.73

    Class A Monthly Principal Reinvested in Receivables          18,763,745.73

    Class A Controlled Amortization Amount                                0.00

    Maximum Monthly Principal to Class A Certificateholders               0.00

    Class A Deficit Controlled Amortization Amount                        0.00

    Monthly Principal Payable to Class A Certificateholders               0.00
    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                           0.00

    Beginning Class B Interest                                   21,000,000.00

    Class B Available Principal Collections                         955,317.36
    Class B Monthly Unreimbursed Charge-Offs                              0.00
    Total Class B Monthly Principal                               1,039,679.84

    Class B Reallocated Principal                                         0.00
    Prior Month's Cumulative Class B Reallocated Principal                0.00
    Class B Reduction of Interest                                         0.00
    Prior Month's Cumulative Class B Reduction of Interest                0.00

    Class B Monthly Principal Reinvested in Receivables           1,039,679.84

    Class B Controlled Amortization Amount                                0.00

    Maximum Monthly Principal to Class B Certificateholders               0.00

    Required Shared Principal Collections for other Series                0.00
    Deposit of Shared Principal Collections for other Series              0.00
    Required Shared Principal Collections from other Series               0.00
    Draw on Shared Principal Collections from other Series                0.00

    Class B Deficit Controlled Amortization Amount                        0.00

    Monthly Principal Payable to Class B Certificateholders               0.00
    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                           0.00

    Ending Investor Interest                                    400,000,000.00
    Ending Class A Interest                                     379,000,000.00
    Ending Class B Interest                                      21,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                    1.0000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                       2.00%

   Beginning Class A Investor Interest                          379,000,000.00
   Beginning Class B Investor Interest                           21,000,000.00
   Beginning Investor Interest                                  400,000,000.00

   Class A Monthly Servicing Fee                                    631,666.67
   Class B Monthly Servicing Fee                                     35,000.00
   Total Monthly Servicing  Fee                                     666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                   36,000,000.00

    Required Cash Collateral Account Amount                      36,000,000.00

    Excess Spread used to satisfy payments per Loan Agreement     1,100,440.45

    Cash Collateral Account Deposits                                      0.00

    Reinvestment Income Received on Cash Collateral Account          50,266.67

    Aggregate Cash Collateral Account Draws                               0.00

    Available Cash Collateral Amount     (Dollars)               36,000,000.00
    Available Cash Collateral Amount     (Percentage)                    9.00%

8.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                              114,313,713.14
                           Percent Dollars                               5.24%
                           Number of Accts                              39,366
                           Percent Number of Accts                       2.50%

    31-60 days past due    Dollars                               29,574,078.36
                           Percent Dollars                               1.36%
                           Number of Accts                               9,689
                           Percent Number of Accts                       0.62%

    61-90 days past due    Dollars                               18,383,368.58
                           Percent Dollars                               0.84%
                           Number of Accts                               5,725
                           Percent Number of Accts                       0.36%

    91-120 days past due   Dollars                               15,171,186.50
                           Percent Dollars                               0.70%
                           Number of Accts                               4,491
                           Percent Number of Accts                       0.29%

    121-150 days past due  Dollars                               12,035,920.40
                           Percent Dollars                               0.55%
                           Number of Accts                               3,536
                           Percent Number of Accts                       0.22%

    151-180 days past due  Dollars                                8,976,534.68
                           Percent Dollars                               0.41%
                           Number of Accts                               2,573
                           Percent Number of Accts                       0.16%

    181 + days past due    Dollars                               13,068,989.87
                           Percent Dollars                               0.60%
                           Number of Accts                               3,668
                           Percent Number of Accts                       0.23%

9.  Base Rate Calculation

    Base Rate                                                            7.53%

    Portfolio Yield   (net of losses)                                   11.02%

    Excess of Portfolio Yield over Base Rate                             3.49%

10. Number of Accounts in the Trust

    Number of Additional Accounts                                           0
    Number of Removed Accounts                                              0
    Number of Automatic Additonal Accounts                              1,125
    Ending Number of Accounts                                       1,574,983